Income Taxes	9 Months Ended
Sep. 30, 2013
Income Tax Disclosure [Abstract]
Income Taxes
11.	Income Taxes

Loss before income taxes consisted of the following:

	Years Ended December 31,
	2010	2011	2012
	(In thousands)
Domestic	$(12,798)	$(10,966)	$(17,618)
Foreign	30	34	(90)

Loss before income taxes	$(12,768)	$(10,932)	$(17,708)

Income tax expense (benefit) differed from the amounts computed by applying the statutory federal income tax rate of 34% to pretax loss as a result of the following:

	Years Ended December 31,
	2010	2011	2012
	(In thousands)
Income tax provision at statutory rate	$(4,341)	$(3,717)	$(6,021)
Nondeductible items	13	25	349
Change in tax credits	(251)	(202)	39
Change in valuation allowance	4,443	3,963	5,894
Other	136	(69)	(261)

	$—	$—	$—

At December 31, 2012, the Company had net operating loss carryforwards of approximately $62.2 million which will begin to expire in 2023 through 2032. In addition, at December 31, 2012, the Company has research and development tax credit carryforwards of approximately $1.0 million.

The Company does not expect to utilize any of its net operating loss and tax credit carryforwards in the near term. The Company may have already experienced one or more ownership changes. Depending on the timing of any future utilization of its carryforwards, the Company may be limited as to the amount that can be utilized each year as a result of such previous ownership changes.

The effect of temporary differences and carryforwards that give rise to deferred tax assets were as follows:

	December 31,
	2011	2012
	(In thousands)
Net operating loss carryforwards	$15,925	$21,569
Research and development tax credit carryforwards	800	761
Other	2,428	2,717

Total deferred tax assets	19,153	25,047
Less: Valuation allowance	(19,153)	(25,047)

Net deferred tax assets	$—	$—

The Company has recorded a full valuation allowance related to its deferred tax assets due to the uncertainty of the ultimate realization of the future benefits from those assets.

The table below summarizes changes in the deferred tax asset valuation allowance:

	Balance at Beginning of Year	Changed to Costs and Expenses	Write-offs	Balance at End of Year
	(In thousands)
Deferred tax valuation allowance:
For year ended December 31, 2010	$10,747	$4,443	$—	$15,190
For year ended December 31, 2011	15,190	3,963	—	19,153
For year ended December 31, 2012	19,153	5,894	—	25,047

The total balance of unrecognized gross tax benefits was as follows:

	Years Ended December 31,
	2010	2011	2012
	(In thousands)
Unrecognized tax benefits at beginning of year	$137	$199	$267
Additions (reductions) based on current year tax positions	62	68	(14)

Unrecognized tax benefits at end of year	$199	$267	$253

The Company classifies applicable interest and penalties on amounts due to tax authorities as a component of the provision for income taxes. The amount of accrued interest and penalties recorded in 2010, 2011 or 2012 was not material. We do not anticipate that the amount of our existing unrecognized tax benefits will significantly increase or decrease within the next 12 months. Due to the presence of net operating loss carryforwards in most jurisdictions, our tax years remain open for examination by U.S. taxing authorities back to 2003.